SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549





                                   FORM 8-K



                                CURRENT REPORT







                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported) April 22, 1994







                   ONE VALLEY BANCORP OF WEST VIRGINIA, INC.

            (Exact name of registrant as specified in its charter)





         West Virginia             0-10042                    55-0609408

 (State or other jurisdiction   (Commission               (I.R.S. Employer

 of incorporation)               File Number)             Identification No.)





              One Valley Square, Charleston, West Virginia  25326

                   (Address of principal executive offices)

                                  (Zip Code)





                                (304) 348-7000

             (Registrant's telephone number, including area code)





                                Not applicable                 _

     (Former name, address, and fiscal year, if changed since last report)

                  One Valley Bancorp of West Virginia, Inc.



Item 5.	  Other Events



At the close of business on January 28, 1994, One Valley Bancorp of West

Virginia, Inc. ("One Valley") merged with Mountaineer Bankshares of W. Va.,

Inc. ("Mountaineer") in a transaction accounted for as a pooling-of-interests.

One Valley issued 4,350,000 shares of its common stock for all the outstanding shares of common stock of Mountaineer.



As required by the rules of the Securities and Exchange Commission for pooling-of-interests accounting treatment, the affiliates of both One Valley and Mountaineer are subject to limitations in the reduction of their investment risk with respect to One Valley common stock until after the publication of the results of operations of the combined entities covering at least 30 days.  Filing of this form 8-K is intended to constitute such publication.  The financial information included herein contains 62 days of combined operations, from, January 29, 1994 through March 31, 1994.  Prior periods have also been restated to include the accounts of Mountaineer.



_

_

_ONE VALLEY BANCORP OF WEST VIRGINIA AND SUBSIDIARIES

_CONSOLIDATED BALANCE SHEETS

_(Unaudited in thousands)

_



                                      Mar. 31    Dec. 31     Mar. 31

                                       1994       1993        1993

_

    Assets

     Cash and due from banks         $133,732    $141,195   $135,825

     Interest-bearing deposits

      with other banks                  3,880       8,028      6,833

     Federal funds sold                38,359      31,145    145,427

_                                  ----------- ---------- ----------

      Cash and cash equivalents       175,971     180,368    288,085

     Securities

      Available-for-Sale              589,258           0          0

      Held-for-Investment (Est.

       fair value, Mar. 31, 1994 -

       $457,032; Dec. 31, 1993 -

       $1,081,742; Mar. 31, 1993 -

       $1,078,683)                    459,916   1,060,036  1,048,896

     Loans

      Total loans                   2,173,686   2,169,372  1,999,455

      Less: allowance for loan

       losses                          37,111      36,484     36,368

_                                  ----------- ---------- ----------

       Net loans                    2,136,575   2,132,888  1,963,087

     Bank premises & equip, net        82,317      80,233     80,382

     Other assets                      56,274      59,350     61,698

_                                  ----------- ---------- ----------

        Total assets               $3,500,311  $3,512,875 $3,442,148

_                                  =========== ========== ==========



    Liabilities and Shareholders' Equity

     Deposits

      Non-interest bearing           $434,096    $412,317   $386,374

      Interest bearing              2,532,265   2,524,418  2,496,653

_                                  ----------- ---------- ----------

       Total deposits               2,966,361   2,936,735  2,883,027

     Short-term borrowings

      Federal funds purchased           9,306      14,012     21,564

      Repurchase agreements and

       other borrowings               163,206     204,408    175,759

 _                                  ----------- ---------- ----------

      Total short-term borrowings       9,306      14,012     21,564

     Long-term borrowings              18,883      22,788     40,051

     Other liabilities                 30,351      29,749     34,100

_                                  ----------- ---------- ----------

        Total liabilities           3,188,107   3,207,692  3,154,501

     Shareholders' equity

      Preferred stock-$10 par value;

       1,000,000 shares authorized

       but non issued

      Common Stock-$10 par value;

       40,000,000 shares authorized,

       issued 17,525,688 shares at

       Mar. 31, 1994; 17,516,795

       shares at Dec. 31, 1993; and

       17,506,045 shares at

       Mar. 31, 1993                  175,257     175,168    175,060

      Capital surplus                  25,880      25,830     25,804

      Retained earnings               114,350     107,314     89,912

      Unrealized (losses) on

       securities available-for-sale,

       net of deferred taxes             (154)          0          0

      Treasury stock-270,000 shares

       at Mar. 31, 1994,

       December 31, 1993 and

       Mar. 31, 1993, at cost          (3,129)     (3,129)    (3,129)

_                                  ----------- ---------- ----------

        Total shareholders' equity    312,204     305,183    287,647

         Total liabilities and

_                                  ----------- ---------- ----------

          shareholders' equity     $3,500,311  $3,512,875 $3,442,148

_                                  =========== ========== ==========



_

_

_ONE VALLEY BANCORP OF WEST VIRGINIA AND SUBSIDIARIES

_CONSOLIDATED STATEMENTS OF INCOME

_(Unaudited in thousands, except per share data)

_



                                              For the Three Months

                                                 Ended Mar. 31

                                                1994        1993

_

    Interest income

     Interest and fees on loans

      Taxable                                     $44,371    $43,983

      Tax-exempt                                      572        467

_                                                 --------   --------

       Total                                       44,943     44,450

     Interest on investment securities

      Taxable                                      12,683     14,344

      Tax-exempt                                    2,156      1,471

_                                                 --------   --------

       Total                                       14,839     15,815

     Other interest income                            344        960

_                                                 --------   --------

       Total interest income                       60,126     61,225

    Interest expense

     Deposits                                      20,717     23,633

     Short-term borrowings                          1,389      1,537

     Long-term borrowings                             245        585

_                                                 --------   --------

       Total interest expense                      22,351     25,755

_                                                 --------   --------

    Net interest income                            37,775     35,470

    Provision for loan losses                       1,179      1,551

_                                                 --------   --------

    Net interest income after provision

     for loan losses                               36,596     33,919

    Other income

     Trust Department income                        2,012      1,745

     Service charges on deposit accounts            2,609      2,586

     Real estate loan processing and

      servicing fees                                1,418      2,146

     Other service charges and fees                 1,150        660

     Other operating income                         1,710      2,591

     Securities transactions                          197          0

_                                                 --------   --------

      Total other income                            9,096      9,728

    Other expenses

     Salaries and employee benefits                15,928     15,617

     Occupancy expense - net                        1,561      1,427

     Equipment expenses                             2,058      2,640

     Federal Deposit Insurance                      1,661      1,630

     Outside data processing                          908        472

     Other operating expenses                       7,488      7,544

_                                                 --------   --------

      Total other expenses                         29,604     29,330

_                                                 --------   --------

    Income before taxes                            16,088     14,317

    Applicable income taxes                         5,257      4,479

_                                                 --------   --------

    Net income                                    $10,831     $9,838

_                                                 ========   ========

    Net income per common share                     $0.63      $0.57

_                                                 ========   ========

    Based on average shares outstanding of         17,250     17,228



_

_

_

_ONE VALLEY BANCORP OF WEST VIRGINIA AND SUBSIDIARIES

_CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

_(Unaudited in thousands)

_

_                                                                                    Unrealized

_                                                                                   Gain (Loss)

_                                                                                  on Securities

_                                       Common    Capital    Retained    Treasury    Available

_                                        Stock    Surplus    Earnings      Stock      For Sale

_

_Balance December 31, 1993             $175,168   $25,830    $107,314     $(3,129)    $      0

 Effect of adopting FAS 115                                                              4,765

_Three Months Ended March 31, 1994

_  Net Income                                                  10,831

_  Cash Dividends ($.22 per share)                             (3,795)

   Change in Fair Value of

    Securities Available for Sale,

    net of deferred taxes                                                               (4,919)

_  Stock Options Exercised                   89        50

_                                      --------   -------    --------      -------     --------

_Balance March 31, 1994                $175,257   $25,880    $114,350     $(3,129)    $   (154)

_                                      ========   =======    ========      =======    ========

_

_Balance December 31, 1992             $174,935   $25,352    $ 83,380     $(3,129)    $

_Nine Months Ended March 31, 1993

_  Net Income                                                   9,838

_  Cash Dividends ($.20 per share)                             (3,306)

_  Stock Options Exercised                  125       452

_                                      --------   -------    --------      -------    --------

_Balance March 31, 1993                $175,060   $25,804    $ 89,912     $(3,129)    $      0

_                                      ========   =======    ========      =======    ========

_

_





One Valley Bancorp of West Virginia, Inc.

Notes to Consolidated Financial Statements

For the Quarter Ended March 31, 1994 and March 31, 1993



Note A.	Basis of Presentation



The accounting and reporting policies of One Valley conform to generally accepted accounting principles and practices in the banking industry.  All significant intercompany accounts and transactions have been eliminated in consolidation.  The interim financial information included in this report is unaudited.  In the opinion of management, all adjustments necessary for a fair presentation of the results of the interim periods have been made.  Operating results for the three month period ended March 31, 1994 are not necessarily indicative of the results that may be expected for the year ending December

31, 1994.  These notes are presented in conjunction with the Notes to the

Consolidated Financial Statements included in the Annual Report of One Valley.



Note B.	Accounting Change



Effective January 1, 1994, One Valley adopted the provisions of FASB Statement

115, "Accounting for Certain Investments in Debt and Equity Securities."  In

accordance with the provisions of the Statement, One Valley reevaluated its classification of securities and assigned a portion of its securities investment as available-for-sale.  Securities designated available-for-sale are presented at fair value.  The corresponding unrealized gain or loss on these securities due to any difference between historical cost and current fair value is presented as component of Shareholders' Equity, net of deferred taxes.  Securities designated as available for sale at December 31, 1993,

approximated $632,380.  The effect of adopting this Statement was to increase the opening balance of shareholders' equity at January 1, 1994 by $4,765,

which was the unrealized gain on securities available-for-sale of $7,942, net of $3,177 in deferred income taxes.  At March 31, 1994, securities available-

for-sale had an historical cost of $589,516, with an unrealized loss of approximately $258, which decreased shareholders' equity by $154, net of $104 in deferred income taxes.



Note C.	Mergers



On January 29, 1994, One Valley acquired all of the outstanding stock of

Mountaineer in exchange for 4,350,000 shares of One Valley common stock.  This combination was accounted for as a pooling-of-interests.  Accordingly, all prior period financial information has been restated to reflect the merging of the two companies as though they had always been combined.



_





                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                     One Valley Bancorp of West Virginia, Inc.



DATE   April 22, 1994



                                     BY  /S/ Laurance G. Jones

                                         Laurance G. Jones

                                         Chief Financial Officer